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Jeffrey D. Fotta

Vice President & Director of Research
and Co-Manager
Lindner Asset Management

(image) Jeffrey D. Fotta is a Chartered Financial Analyst with 15 years experience in investment research, analysis and management. He serves as Vice President & Director of Research for the Lindner Funds and is Co-Manager of the Lindner Large Cap Fund and the Lindner Market Neutral Fund, and serves as Co-Manager of the Equity portion of the Lindner Asset Allocation Fund.

He has been a consultant with Vantage Consulting Group since 1995 and is also a Founder and Managing Director at Ernst Institutional Research, an independent equity research firm, since 1992. At Ernst, Mr. Fotta worked with top portfolio managers in major mutual fund families as a consultant, building quantitative models for their funds and helping fund managers to structure equity portfolios.

As Director of Research at Lindner, Mr. Fotta's primary duties are centered on analysis of equity investment opportunities and trading operations. The Lindner research and trading staff is located at 177 Milk Street, Boston, Massachusetts.

Fotta is sought for his expert commentary by major national and international business and finance publications including Barron's, Business Week, Forbes and Financial Times.

He is a member of the Boston Security Analysts Society, the Association for Investment Management & Research and the International Association of Financial Engineers.

Mr. Fotta is a graduate of Boston College where he also received his MBA degree in Finance.

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